                          *** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
                    DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED
                          SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
                       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17
                                       C.F.R. SECTIONS 200.80(B)(4) AND 230.406.

                                                                   Exhibit 10.32

                              AMENDED AND RESTATED

                           EXCLUSIVE OPTION AGREEMENT

         THIS AMENDED AND RESTATED EXCLUSIVE OPTION AGREEMENT (the "Agreement") is entered into as of February 24, 2004 with an effective date of February 17, 2004 (the "Effective Date") by and between Anadys Pharmaceuticals, Inc., a Delaware corporation ("Anadys"), and LG Life Sciences, Ltd., a Korean corporation ("LGLS").

         WHEREAS, Anadys and LG are parties to that certain Exclusive Option Agreement dated as of February 17, 2004 (the "Initial Option Agreement");

         WHEREAS, the Initial Option Agreement provided for the parties to negotiate additional terms of Exhibit A thereto and the parties desire to amend and restate the Initial Option Agreement to provide for such terms, and to enter into this Agreement to amend, restate and supersede in its entirety the Initial Option Agreement;

         WHEREAS, by executing and delivering this Agreement, LGLS and Anadys have approved the amendment, restatement and superseding of the Initial Option Agreement in accordance with the requirements set forth in Section 6.5 of the Initial Option Agreement;

         WHEREAS, Anadys wishes to obtain from LGLS, and LGLS wishes to grant to Anadys, an exclusive option (defined herein as the "Option") on the terms and subject to the conditions set forth herein to enter into the License Agreement (defined herein) with LGLS whereby, among other things (1) LGLS and Anadys would enter into a co-development program focused on the global clinical development and registration of the compound known as LB80380 for treating chronic Hepatitis B Virus ("HBV") infection in humans and (2) LGLS would grant to Anadys the exclusive right to develop, register and commercialize in the Anadys Territory the compound known as LB80380 for treating chronic HBV infection in humans, all as it pertains to the Option on the terms and subject to the conditions set forth herein; and

         WHEREAS, the parties acknowledge that the purpose of Exhibit A is to state the basic terms of the understanding between the parties as to the exclusive license rights to be granted to Anadys upon exercise of the Option, and that the exclusive license rights are subject to negotiation and preparation of a definitive agreement that reflects the terms and conditions set forth in Exhibit A and such other additional terms and conditions to be agreed by the parties and containing the full terms of the license and collaboration between the parties, all as provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto hereby agree as follows:

         1.       DEFINITIONS

         1.1 "AFFILIATE" means any corporation or other entity which controls, is controlled by, or is under common control with, a party. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than 50% of the voting securities or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity.

         1.2 "ANADYS DUE DILIGENCE REVIEW" means the due diligence review of the Compounds for use in treating chronic HBV infection in humans and pharmaceutical matters reasonably related thereto that Anadys will conduct for purposes of deciding whether to exercise the Option.

         1.3 "ANADYS TERRITORY" means North America, Europe and all other countries in the world except the LGLS Territory.

         1.4      "CHINA" means The Peoples Republic of China.

                  1.5 "COMPOUNDS" means (i) the compound designated LB80380, which has the following structure: [...***...], [...***...] which has the following structure:[...***...], [...***...] which has the following structure, [...***...] [...***...]

         1.6 "CONTROL" means in relation to intellectual property rights possession of the ability to grant a license or sublicense under such intellectual property rights as provided for herein without violating the terms of any agreement or other arrangement with any Third Party. For the removal of doubt, the capitalized term "Control" as used in this Agreement is different from the uncapitalized term "control" as used in the definition of Affiliate in
Section 1.1.

         1.7 "CRO" means a contract research organization engaged by LGLS to manage clinical or pre-clinical studies of any Product.

         1.8 "JDC" has the meaning set forth in Section 3.1 of this Agreement.

         1.9 "LGLS KNOW-HOW" means any know-how, trade secret, experimental data, formula, expert opinion, experimental procedure, pre-clinical and clinical data, regulatory data and filings and other confidential and/or proprietary information concerning any Compound (including, but not limited to the Development Plan, all results of any experiment or study undertaken pursuant to the Development Plan, and any intellectual property created as a result of performing the Development Plan) that is Controlled by LGLS and that is necessary or useful for either (i) the formulation, manufacture, development, use, and/or application of any Compound, or (ii) establishing clinical trials and obtaining registration of any Compound.




                                             ***CONFIDENTIAL TREATMENT REQUESTED

         1.10 "LGLS PATENT RIGHTS" means (i) the patents and the patent applications referred to in Exhibit B and any other patents and patent applications Controlled by LGLS that are necessary for, or contain claims that are directed to, the manufacture, use, sale, offer for sale or import of the Compounds; (ii) all foreign counterparts of any of the patents and patent applications specified in clause (i) of this definition; and (iii) any reissues, extensions (or other governmental actions that provide exclusive rights to the patent holder in the applicable patented subject matter beyond the original patent term or expiration date), substitutions, confirmations, registrations, revalidations, re-examinations, additions, continuations, continuations-in-part, and divisions of or to any of the foregoing.

         1.11 "LGLS TERRITORY" means the countries and territories set forth in Schedule 1.11 attached to this Agreement.

         1.12 "LICENSE AGREEMENT" means the definitive agreement to be negotiated in accordance with this Agreement and executed by LGLS and Anadys in the event that Anadys exercises the Option, which agreement shall reflect the terms set forth in EXHIBIT A as amended and such additional terms as the parties may negotiate in good faith, provided that such additional terms do not contradict, in letter or spirit, the terms set forth in EXHIBIT A.

         1.13 "OPTION" has the meaning set forth in Section 2.2 of this Agreement.

         1.14 "OPTION PERIOD" means the period commencing on the Effective Date, and ending on the earlier of (a) the date on which Anadys exercises the Option, or (b) four months from the Effective Date, unless the Option Period is extended pursuant to Section 2.3, in which case, the Option Period shall expire on such later date.

         1.15 "PRODUCT" means any pharmaceutical formulation for administration to humans to treat chronic HBV infection containing a Compound.

         1.16 "THIRD PARTY" means any entity other than Anadys or LGLS or an Affiliate of Anadys or LGLS.

         2.       OPTION TO LICENSE

         2.1 OPTION FEE. In consideration of the Option granted to Anadys by LGLS, Anadys has paid to LGLS a one-time, non-refundable fee equal to Five Hundred Thousand U.S. Dollars (US$500,000) pursuant to the Initial Option Agreement.

         2.2 GRANT OF OPTION. LGLS hereby grants to Anadys an exclusive option to enter into the License Agreement (the "Option"), exercisable during the Option Period; provided, however, that such Option may not be exercised before the parties have agreed to the definitive form of the License Agreement that reflects the terms and conditions set forth in Exhibit A, and such other additional terms and conditions to be agreed by the parties. If Anadys exercises the Option in writing pursuant to Section 2.5 below, the parties will enter into the License Agreement in accordance with the procedures set forth in Section
2.5. If Anadys elects not to exercise the Option during the Option Period, LGLS shall retain without any restriction whatsoever all rights that LGLS would have otherwise granted to Anadys pursuant to the License Agreement if the Option had been exercised.

         2.3 EXTENSION OF OPTION PERIOD. The Option Period shall be extended (i) automatically in the event of LGLS's delay in providing material under Section 3.2 that is material to the Anadys Due Diligence Review, in responding materially to due diligence requests from Anadys under Section 3.3, or in providing information under Section 3.4 that is material to Anadys's Due Diligence Review, for an additional period equal to the duration of such delay, at no cost to Anadys, provided that such delay is not caused by any act or omission to act by Anadys, including, without limitation, any ambiguous, unreasonable or untimely request by Anadys, or failure by Anadys to conduct reasonably promptly the Anadys Due Diligence Review or (ii) subject to LGLS approval, for a period of [...***...] ([...***...]) [...***...] beyond the expiration of the then current Option Period upon payment to LGLS of [...***...] on or prior to the fifth day prior to such expiration.

         2.4 NEGOTIATION OF THE LICENSE AGREEMENT. LGLS and Anadys agree that they shall use good faith efforts to complete negotiation of the License Agreement within sixty (60) days following the Effective Date. Failure to so complete negotiation of the License Agreement shall not constitute a breach by either party under this Agreement.

         2.5 OPTION EXERCISE. If during the Option Period, in accordance with this Article 2, Anadys notifies LGLS in writing that Anadys desires to exercise the Option, the parties will execute the License Agreement immediately following receipt by LGLS of such notification.

         2.6 OPTION TO NEGOTIATE. LGLS hereby grants to Anadys an exclusive option to negotiate with LGLS for a license in the Anadys Territory to the Compounds for purposes of [...***...], exercisable during the Option Period.

         3.       ACTIONS DURING THE OPTION PERIOD

         3.1 JOINT DEVELOPMENT COMMITTEE. Promptly after the Effective Date, LGLS and Anadys shall establish a Joint Development Committee ("JDC") comprised of three (3) members from each party and to be chaired by one representative of LGLS to be designated by LGLS and one representative of Anadys to be designated by Anadys, with the right of each party to designate successive substitutes for its designee. The JDC shall have overall responsibility for managing, directing, overseeing and implementing the development plan of the Compounds during the Option Period (the "Development Plan"). The JDC shall not have any power to amend, modify or waive compliance with the terms of this Agreement. The JDC will attempt in good faith to make decisions by consensus with respect to any matters that properly come before




                                             ***CONFIDENTIAL TREATMENT REQUESTED
it. If the JDC cannot reach consensus on a matter during the Option Period, [...***...]. Subject to the rights granted to Anadys under the License Agreement, if the Option is exercised, the Development Plan, all results of any experiment or study undertaken pursuant to the Development Plan during the Option Period, and any intellectual property created as a result of performing the Development Plan shall be the property of LGLS whether or not the Option is exercised, and Anadys agrees to execute and to cause any of its employees, contractors or the like to execute any and all assignments, affidavits, instruments or the like necessary or advisable to evidence LGLS's ownership thereof.

         3.2 EVALUATION. Within [...***...] ([...***...]) days following the Effective Date, LGLS will ship to Anadys (i) [...***...] ([...***...]) [...***...] of LB80380, (ii) [...***...]. During the Option Period, Anadys, at its own expense, may evaluate and perform in vitro and in vivo studies on the Compounds reasonably related to Anadys' Due Diligence Review and in compliance with all applicable laws and regulations of any jurisdiction where such studies are performed.


         3.3 DUE DILIGENCE. Within [...***...] ([...***...]) days following the Effective Date, LGLS will provide to Anadys the due diligence documents, reports and information described in the [...***...], provided, however, to the extent that the provision of such items requires the generation of data or information relating to ongoing studies, then LGLS will use commercially reasonable efforts to generate such data or information, but failure or delay by LGLS to provide such data or information shall not constitute grounds for an extension of the Option Period; and further, provided, however, that LGLS shall have no obligation whatsoever to commence any studies or experiments in order to respond to such Diligence Request Memorandum. In addition, [...***...].



         3.4 ACCESS TO INFORMATION. During the Option Period, LGLS will provide Anadys with access to the LGLS development team that has worked on the Compounds, [...***...] who have been [...***...] and review the records and data held by such parties [...***...], assistance with [...***...] relating to the Compounds that are [...***...],[...***...] to Anadys to enable Anadys to utilize such information and such other assistance and access to data, information and personnel regarding the Compounds as Anadys may reasonably request for the purpose of evaluating whether to exercise the Option; provided that [...***...] or other [...***...] shall not extend to any information the disclosure of which to Anadys would violate any privacy laws or regulations, informed consent, institutional review board protocols or the like applicable to such information.



         3.5 LGLS AGREEMENTS. During the Option Period, LGLS will consult with Anadys via the JDC and the parties will work in good faith to achieve consensus prior to (i) [...***...], (ii) [...***...], (iii) [...***...], or (iv)
[...***...]; [...***...], [...***...]; and further provided, however, that this
Section 3.5 shall not apply to any [...***...], [...***...], [...***...] or
[...***...] to which LGLS has committed to undertake or is in the process of commencing, performing, submitting or entering into prior to the Effective Date, including without limitation, that certain study designated as the "[...***...] Study".






                                             ***CONFIDENTIAL TREATMENT REQUESTED
performing, submitting or entering into prior to the Effective Date, including, without limitation, that certain study designated as the "[...***...] Study".

         4.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         4.1 CORPORATE POWER. Each party hereby represents and warrants that it is duly organized, validly existing and in good standing under the laws of the state or country of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

         4.2 DUE AUTHORIZATION. Each party hereby represents and warrants that such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

         4.3 BINDING AGREEMENT. Each party hereby represents and warrants that this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

         4.4 NO CONFLICT. LGLS represents and warrants that it is not presently bound by any agreement with any Third Party materially limiting LGLS's performance of any of the obligations or activities provided for under this Agreement or contemplated by the License Agreement, and that it is not aware of any patents, patent applications and/or know-how that it does not Control that is necessary for the development or the commercialization of the Compounds as contemplated by this Agreement and Exhibit A. LG further represents, warrants and covenants t[...***...]that it will not, during the [...***...](i) [...***...], (ii) [...***...], or (iii) [...***...].

         4.5 FINANCIAL POSITION. During the Option Period, Anadys will keep LGLS apprised of the status of its financial position.

         4.6      OWNERSHIP OF PATENT RIGHTS. LGLS represents and warrants that
(a) it is the sole owner of all right, title and interest in and to the LGLS Patent Rights and it Controls the LGLS Know-How, (b) it has not granted any license under the LGLS Patent Rights to any Third Party and is under no obligation to grant any such license, except to Anadys, and (c) there are no outstanding liens, encumbrances, agreements or understandings of any kind, either written, oral or implied, regarding the LGLS Patent Rights or the LGLS Know-How which are materially inconsistent or are materially in conflict with this Agreement.

         4.7 PATENT PROCEEDINGS. LGLS represents and warrants that, to the best of its knowledge, no patent application within the LGLS Patent Rights is the subject of any pending interference, opposition, cancellation or other protest proceeding.

         4.8 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO





                                             ***CONFIDENTIAL TREATMENT REQUESTED

THE OTHER PARTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         4.9      LIMITATION OF LIABILITY. EXCEPT FOR THE AMOUNT PAYABLE UNDER
SECTION 2.1, AND LIABILITY FOR BREACH OF CONFIDENTIALITY OR FOR INFRINGEMENT OR MISAPPROPRIATION, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THE LICENSED TECHNOLOGY OR ANY LICENSE GRANTED HEREUNDER.

         4.10 INDEMNIFICATION BY ANADYS. Anadys hereby agrees to save, defend, indemnify and hold harmless LGLS and its directors, officers, employees and agents (each an "LGLS Indemnitee" and collectively, the "LGLS Indemnitees") from and against any and all liabilities, expenses and losses, including reasonable legal expense and attorneys' fees ("Losses"), as incurred, arising directly or indirectly out of (i) the breach of any representation or warranty made by Anadys hereunder or any Third Party claim or action resulting from the conduct of the evaluation of the Compounds or the Anadys Due Diligence Review, except to the extent such[...***...]from the [...***...]or [...***...]of
[...***...], or (ii) any claims brought by any Third Party as a holder of securities issued by Anadys in their capacity as such. In the event any LGLS Indemnitee seeks indemnification under this Section 4.10, such LGLS Indemnitee shall inform Anadys of a claim as soon as reasonably practicable after such LGLS Indemnitee receives notice of the claim, shall permit Anadys to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of Anadys) in the defense of the claim; provided that such LGLS Indemnitee shall have the right to employ separate legal counsel in any such action and participate in the defense thereof, but the fees and expenses of such legal counsel shall be at the expense of such LGLS Indemnitee unless (i) the employment of such legal counsel shall have been specifically authorized in writing by Anadys, (ii) Anadys shall have failed to assume the defense and employ legal counsel or (iii) the named persons to any such action (including any third persons to the action) include both Anadys and such LGLS Indemnitee and such LGLS Indemnitee shall have been advised that there may be one or more legal defenses available to such LGLS Indemnitee that are different from or additional to those available to Anadys (in which case Anadys shall not have the right to assume the defense on behalf of such LGLS Indemnitee). Anadys shall not bear the fees and expenses of more than one (1) legal counsel for LGLS Indemnitees pursuant to the immediately preceding sentence. Anadys shall not be liable for any settlement of any such action effected by any LGLS Indemnitee without Anadys's written consent but, if settled with the written consent of Anadys, Anydys agrees to indemnify and hold harmless such LGLS Indemnitee from and against any loss or liability by reason of such settlement. With respect to any pending or threatened proceeding in respect of which any LGLS Indemnitee is or could have been a party and indemnity could have been sought hereunder by such LGLS Indemnitee, Anadys shall not effect any settlement of such proceeding without the prior written consent of such LGLS Indemnitee, unless such settlement includes an unconditional release of such LGLS Indemnitee from all liability on claims that are the subject matter of such proceeding.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

         4.11 INDEMNIFICATION BY LGLS. LGLS hereby agrees to save, defend, indemnify and hold harmless Anadys and its directors, officers, employees and agents (each an "Anadys Indemnitee" and collectively, the "Anadys Indemnitees") from and against any and all Losses arising directly or indirectly out of the breach of any representation or warranty made by LGLS hereunder, except to the extent such [...***...]from the [...***...]or [...***...]of [...***...], then this [...***...]to that [...***...]of the [...***...]. Under no circumstances shall LGLS be required to indemnify Anadys for any Losses arising from any financing by Anadys or claims asserted against Anadys by any holders of securities issued by Anadys. In the event any Anadys Indemnitee seeks indemnification under this Section 4.11, such Anadys Indemnitee shall inform LGLS of a claim as soon as reasonably practicable after such Anadys Indemnitee receives notice of the claim, shall permit LGLS to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of
LGLS) in the defense of the claim; provided that such Anadys Indemnitee shall have the right to employ separate legal counsel in any such action and participate in the defense thereof, but the fees and expenses of such legal counsel shall be at the expense of such Anadys Indemnitee unless (i) the employment of such legal counsel shall have been specifically authorized in writing by LGLS, (ii) LGLS shall have failed to assume the defense and employ legal counsel or (iii) the named persons to any such action (including any third persons to the action) include both LGLS and such Anadys Indemnitee and such Anadys Indemnitee shall have been advised that there may be one or more legal defenses available to such Anadys Indemnitee that are different from or additional to those available to LGLS (in which case LGLS shall not have the right to assume the defense on behalf of such Anadys Indemnitee). LGLS shall not bear the fees and expenses of more than one (1) legal counsel for Anadys Indemnitees pursuant to the immediately preceding sentence. LGLS shall not be liable for any settlement of any such action effected by any Anadys Indemnitee without LGLS's written consent but, if settled with the written consent of LGLS, LGLS agrees to indemnify and hold harmless the Anadys Indemnitee from and against any loss or liability by reason of such settlement. With respect to any pending or threatened proceeding in respect of which any Anadys Indemnitee is or could have been a party and indemnity could have been sought hereunder by such Anadys Indemnitee, LGLS shall not effect any settlement of such proceeding without the prior written consent of such Anadys Indemnitee, unless such settlement includes an unconditional release of such Anadys Indemnitee from all liability on claims that are the subject matter of such proceeding.

         5.       TERM; TERMINATION

         5.1 TERMS. This Agreement shall commence as of the Effective Date and shall continue until the expiration of the Option Period.

         5.2      TERMINATION.

                  (a) Either party may terminate this Agreement prior to the expiration of the term of this Agreement upon the occurrence of any of the following:

                           (i)      Upon or after the bankruptcy, insolvency,
dissolution or winding up of the other party (other than dissolution or winding up for the purposes of reconstruction or amalgamation); or

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                           (ii)     Upon or after the breach of any material
provision of this Agreement by the other party if the breaching party has not cured such breach within 45 days after written notice thereof by the non-breaching party; provided, however, that with respect to any such breach, if
(A) the breaching party has commenced actions to cure such breach prior to such 45th day and is continuing in good faith to pursue such cure at such 45th day and (B) it is more likely than not in the reasonable judgment of the non-breaching party that such actions of the breaching party will succeed in curing such breach on or before the 90th day after such written notice, then this agreement shall not be terminable as a consequence of such breach if such breach shall be so cured on or before such 90th day after such written notice; further provided, however, that any breach under Section 5.2(b) shall not be subject to any such right to cure.

                  (b) If the parties are not able to reach final agreement on the definitive form of the License Agreement by the sixtieth (60th) day following the Effective Date as set forth in Section 2.4, then this Agreement shall be terminated. In the event of termination pursuant to this Section 5.2(b) then LGLS shall be entitled to retain the payment received from Anadys under
Section 2.1.

                  (c) LGLS shall have the right to terminate this Agreement from and after the sixtieth (60th) day following the Effective Date if Anadys does not at the close of business on such day have net current assets of at least US$60,000,000 and net assets of at least US $64,000,000. This Section 5.2(c) shall not be subject to cure as provided in Section 5.2(a)(ii) of this Agreement, and in the event of termination pursuant to this Section 5.2(c) then LGLS shall be entitled to retain the payment received from Anadys under Section 2.1.

         5.3      EFFECT OF TERMINATION.

                  (a) Upon termination of this Agreement, all rights and obligations of the parties hereunder shall terminate, except as provided in this
Section 5.3.

                  (b) Upon expiration of this Agreement or termination for any reason whatsoever prior to exercise of the Option, LGLS shall retain without any restriction whatsover all rights that LGLS would have otherwise granted to Anadys pursuant to the License Agreement and ownership of the Development Plan, all results of any experiment or study undertaken pursuant to the Development Plan, and any intellectual property created as a result of performing the Development Plan.

                  (c) Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The provisions of Articles [...***...], [...***...]and [...***...] and Sections [...***...], [...***...], [...***...], and [...***...] shall survive termination or expiration of this Agreement.

                  (d) If this Agreement expires without exercise of the Option, then LGLS shall be entitled to retain as liquidated damages all payments received by LGLS from Anadys under Sections 2.1 and 2.3, and Anadys shall not be liable to LGLS for any other damages whatsoever arising from such failure to exercise the Option; provided that nothing herein shall limit the indemnification provisions of Section 4.10.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

         6.       MISCELLANEOUS

         6.1 ASSIGNMENT. Neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by Anadys without the prior written consent of LGLS. LGLS may assign this Agreement and its rights and obligations hereunder without the consent of Anadys (a) [...***...]with the [...***...]or[...***...]of [...***...]or[...***...]all of [...***...]relating to the [...***...]of this [...***...]to[...***...], (b) in the event of
[...***...]or [...***...]of [...***...]with or into [...***...], or (c) to any
[...***...]of[...***...]. Except as provided above[...***...]may not
[...***...]or [...***...]this[...***...]or any [...***...]or[...***...]hereunder without the [...***...]of[...***...], [...***...]. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

         6.2 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.3 NOTICES. Any notices or communications provided for in this Agreement to be made by either of the parties to the other shall be in English in writing and delivered personally or sent by registered or certified mail, postage paid, by overnight delivery service such as FedEx or UPS or by facsimile, with confirmation of receipt, addressed as follows:

         IF TO ANADYS:                  Anadys Pharmaceuticals, Inc.
                                        9050 Camino Santa Fe
                                        San Diego, CA 92121
                                        Attn: Michael J. Kamdar
                                        Fax No. [...***...]

         IF TO LGLS:                    LG Life Sciences
                                        [...***...]
                                        20, Yoido-dong, Youngdungpo-gu,
                                        Seoul 150-721, Korea
                                        Attn: [...***...]
                                        Fax No. [...***...]

         Either party may by like notice specify or change an address to which notices and communications shall thereafter be sent. Notices sent by facsimile shall be effective upon confirmation of receipt, notices sent by mail or overnight delivery service shall be effective upon receipt, and notices given personally shall be effective when delivered.

         6.4 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the [...***...], without regard to its choice of law provisions, and any applicable laws of the [...***...]. Any disputes (except injunctive relief allowed by a court) shall be finally resolved by Arbitration in accordance with [...***...].

                                             ***CONFIDENTIAL TREATMENT REQUESTED

         6.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement (including the exhibits attached hereto) and the Confidentiality Agreement described in Section
6.9 sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties hereto with respect to the subject matter hereof, and supersedes and terminates all prior agreements and understanding between the parties with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations conditions or understandings with respect to the subject matter hereof, either oral or written, between the parties other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties.

         6.6 HEADINGS; REFERENCES. The captions contained in this Agreement are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles hereof. Unless otherwise specified to the contrary, references to articles and sections in this Agreement shall be to the articles and sections comprising this Agreement.

         6.7 INDEPENDENT CONTRACTORS. It is expressly agreed that LGLS and Anadys shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency of any kind. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other party.

         6.8 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of the same rights or remedies or of any other of such party's rights or remedies provided in this Agreement.

         6.9 CONFIDENTIALITY. The existence and the contents of this Agreement, the Option, Exhibit A and the existence of the relationship between LGLS and Anadys and the transactions contemplated by this Agreement shall be treated under that certain Confidentiality Agreement, dated February 17, 2004, by and between LGLS and Anadys as Confidential Information (as such term is defined in such Confidentiality Agreement). To the extent that this Agreement and Exhibit A must be described in, or attached to or filed with any governmental agency as an exhibit to or part of, any registration statement, prospectus, private placement memorandum, securities purchase agreement, term sheet, application or like instrument relating to the sale of securities by Anadys or for any other purpose, then the content of such description and any amendment or revision thereof shall be subject to the prior written approval of LGLS which shall not be unreasonably withheld or delayed, and, to the extent that Anadys has the right to apply to any governmental agency for confidential, non-public treatment of the contents of this Agreement or Exhibit A, LGLS shall have the right to reasonably request of Anadys those portions of this Agreement and Exhibit A for which Anadys shall seek such confidential, non-public treatment, to promptly review any such submission, application, memorandum, correspondence or the like to such governmental agency seeking, or in support of, such confidential, non-public treatment prior to the transmission thereof to such government agency, and Anadys shall not agree to forego such confidential, non-public treatment of such content so specified by LGLS without the prior written consent of LGLS, which shall not be unreasonably withheld or delayed, unless Anadys is required by law or regulation or by the requirements of such governmental agency, including, without limitation, the Securities and Exchange Commission, to do so, provided that LGLS shall be given reasonably prompt prior notice of any such requirement so that LGLS shall have a reasonable opportunity to limit or otherwise challenge such disclosure.

         6.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

ANADYS PHARMACEUTICALS, INC.                   LG LIFE SCIENCES, LTD.

By: /s/ Kleanthis G. Xanthopoulos, Ph.D.       By: /s/ Heung Joon Yang, Ph.D.
    ------------------------------------           -----------------------------

Name:   Kleanthis G. Xanthopoulos, Ph.D.       Name: Heung Joon Yang, Ph.D.

Title: President and Chief Executive           Title: President and Chief
         Officer                                         Executive Officer

          [SIGNATURE PAGE TO THE AMENDED AND RESTATED EXCLUSIVE OPTION
           AGREEMENT BETWEEN ANADYS PHARMACEUTICALS, INC. AND LG LIFE
                SCIENCES, LTD. DATED AS OF FEBRUARY 24, 2004 AND
                       EFFECTIVE AS OF FEBRUARY 17, 2004]

                                    EXHIBIT A

         1.1      SCOPE OF LICENSE:

         (a) LGLS will grant to Anadys exclusive rights, with the right to sublicense, under all LGLS Patent Rights and LGLS Know-How to develop, make, have made, use, register, offer to sell, sell, export and import the Compounds and Products in the Anadys Territory for purposes of treating chronic Hepatitis B Virus ("HBV") infection in humans.

         1.2      PRODUCT DEVELOPMENT:

Anadys and LGLS will enter into a co-development program focused on the global clinical development and registration of the Compounds for HBV.

                           (a)      The parties will form a Joint Development
Committee (JDC) to develop a global clinical development and regulatory strategy and plan (the "Global Plan") for, among other things, clinical studies, to coordinate and direct resource allocation for implementing such strategy and plan through, among other things, agreement on a global development budget, and to coordinate registration and regulatory activities for the global clinical development of the Compounds. The JDC shall meet at least [...***...] ([...***...]) times per year following its formation during the term of the License Agreement or at such greater frequency as the JDC agrees, with at least [...***...] ([...***...]) of such meetings per year being face to face. During the last JDC meeting of each calendar year, the JDC shall approve the annual budget for the next calendar year, which annual budget shall be mutually agreed to by the JDC representatives of the parties and amended only by the written agreement of a representative from each party. The annual budget will become a part of the global development budget. Any matters on which the JDC cannot reach a consensus shall be [...***...] to the [...***...]of[...***...]and[...***...]
and, if the[...***...]to [...***...], then to the
[...***...]of[...***...]and[...***...]Notwithstanding the foregoing, for the [...***...]of [...***...]of [...***...], if the [...***...]the [...***...]from the [...***...]the [...***...]is [...***...]to [...***...]for[...***...], then
[...***...]the[...***...]; provided that any [...***...]that is [...***...]the
[...***...].

                           (b)      Anadys and LGLS will each contribute 50% of
the Global Development Costs for the development of the Compounds for treatment of chronic HBV infection in humans incurred in accordance with the annual budget approved by the JDC.

                           (c)      Each party will keep records of its Global
Development Costs and will provide the JDC with an invoice for Global Development Costs incurred in accordance with the annual budget. On a quarterly basis, the JDC will calculate the Global Development Costs to be shared and will provide to the parties a statement showing Global Development Costs for the preceding quarter, comparing actual Global Development Costs to budgeted expenses. On a



                                             ***CONFIDENTIAL TREATMENT REQUESTED

[...***...], the JDC will include in such statement the cash settlement required between the parties. Each party will pay any required cash settlement to the other party within [...***...] ([...***...]) [...***...] following the JDC's quarterly statement describing such required cash settlement.

                           (d)      Anadys will assume all regulatory
responsibility for filing and obtaining in Anadys' name all regulatory approvals for the Compounds in the Anadys Territory. LGLS will assume all regulatory responsibility for filing and obtaining in LGLS's name all regulatory approvals for the Compounds in the LGLS Territory.

                           Global Development Costs, defined: The costs incurred for or associated with any [...***...] and [...***...] or other [...***...] which are necessary for [...***...], that are directly related to [...***...] for treatment of chronic HBV infection in humans. In addition, Global Development Costs shall include [...***...] for those activities that [...***...] of the development of the Compound, including, [...***...]; provided, that such allocations are mutually determined and agreed by the JDC prior to such allocation. Global Development Costs shall not include costs related to [...***...], including [...***...] of any [...***...] Global
                           Development Costs will include all the costs related to any studies or development activities (as defined in the agreement) that are initiated during or after the Option Period, including [...***...] studies and the [...***...] study. For studies that have been ongoing when the Option Agreement was executed, Global Development Costs will be incurred from the date Anadys exercises its Option. Anadys will reimburse LGLS, upon the [...***...]of[...***...]of the [...***...]and[...***...]to[...***...]of
                           [...***...]of such [...***...]of these [...***...]
                           that have[...***...] by[...***...]the[...***...].
                           [...***...]
         1.3 MANUFACTURING: LGLS will supply sufficient quantities of the Compounds [...***...] to support the conduct of human clinical trials therewith on a global basis [...***...]of[...***...]. All quantities supplied shall be of GMP quality. LGLS's costs to supply such quantities shall be deemed to be Global Development Costs. [...***...]the[...***...]to[...***...]to[...***...]such
[...***...]the[...***...]to[...***...]and[...***...]to [...***...]for[...***...]
at a [...***...]a[...***...].

         1.4      COMMERCIALIZATION RIGHTS:

                  (a) Anadys will have exclusive commercialization rights in the Anadys Territory.

                  (b) LGLS will have exclusive commercialization rights in the LGLS Territory.

         1.5      MILESTONES:



                                             ***CONFIDENTIAL TREATMENT REQUESTED

As partial consideration for the exclusive rights granted, Anadys will make milestone payments to LGLS as set forth below. The milestone payments will be one time only.

Milestones                                 Payments ([...***...])
----------                                 ----------------------
[...***...]                                    [...***...]
[...***...]                                    [...***...]
[...***...]                                    [...***...]
[...***...]                                    [...***...]
[...***...]                                    [...***...]
[...***...]                                    [...***...]
[...***...]                                    [...***...]
[...***...]                                    [...***...]

[...***...]                                    [...***...]

[...***...]                                    [...***...]

[...***...]                                    [...***...]

Total Milestone payments:                      $29,500,000
                                               -----------

         1.6      ROYALTY:

                  (a) Anadys will pay to LGLS the royalties based upon annual net sales of the Product by Anadys or its sublicenseesin the Anadys Territory as set forth below.

 Annual Net Sales Thresholds in the Anadys Territory ([...***...])             Royalty
 -----------------------------------------------------------------             --------
[...***...]                                                                    [...***...]%
[...***...]                                                                    [...***...]%

                  (b) LGLS will pay to Anadys the following royalties based upon annual net sales of the Product by LGLS or its sublicensees in China as set forth below.

Annual Net Sales Thresholds in China ([...***...])                           Royalty
--------------------------------------------------                           --------
Annual Net Sales                                                             [...***...]%

Royalties in non-patent countries (supplement to Section 1.6): The royalties upon annual net sales of Product payable by one party to the other party under the License Agreement shall be paid on a country-by-country and product-by-product basis for a term (the "Royalty Term") beginning upon the first commercial sale of such Product in the applicable country and ending on the later of (a) the expiration in such country of the last-to-expire valid claim of an issued patent within the LGLS Patent Rights, or (b) [...***...]([...***...]) years after the date of such first

                                             ***CONFIDENTIAL TREATMENT REQUESTED
commercial sale of such Product in such country. Notwithstanding the foregoing, during the Royalty Term for a given country, the applicable royalty payable on net sales in such country shall be [...***...].

         1.7 ASSIGNMENT. Neither the License Agreement nor any rights or obligations thereunder may be assigned or otherwise transferred by Anadys without the prior written consent of LGLS. LGLS may assign the License Agreement and its rights and obligations thereunder without the consent of Anadys (a) in connection with the [...***...]or [...***...]of[...***...]or [...***...]all of
[...***...]to the [...***...]of the [...***...]to[...***...], (b) in the
[...***...]of [...***...] or[...***...]of [...***...]with or [...***...], or (c)
to any [...***...]of [...***...]; [...***...]that in the
[...***...]of[...***...], [...***...]shall[...***...]that the [...***...]will be
[...***...]as those of [...***...]to such [...***...], including[...***...]
under the [...***...], [...***...], [...***...]and related[...***...]and
[...***...]and[...***...]that such [...***...]or [...***...]in[...***...]the
[...***...]to [...***...] in[...***...]with the[...***...]and[...***...]of the
[...***...].[...***...],[...***...]or[...***...]the[...***...]or[...***...]or
[...***...]the[...***...],[...***...]. The rights and obligations of the parties under the License Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with the License Agreement shall be void.

         1.8 TERMINATION. In addition to customary and usual termination provisions providing for, among other things, termination in the event of bankruptcy or insolvency of a party, each party shall have the right to terminate the License Agreement if the other party materially breaches its obligations under the License Agreement, including, [...***...]the [...***...]to[...***...]and[...***...]in the [...***...]in [...***...]with the
[...***...], or [...***...]in such [...***...], or [...***...]
to[...***...]its[...***...]of [...***...]in a [...***...], or to
[...***...]the[...***...]under the [...***...]is[...***...]the [...***...]to be
[...***...]in the [...***...]. [...***...]to[...***...]and to [...***...]in the
[...***...]to [...***...]in the [...***...]of an [...***...] under the
[...***...].

         1.9 FRAMEWORK FOR PATENT FILING, PROSECUTION, MAINTENANCE, ENFORCEMENT AND DEFENSE

The License Agreement shall contain the following provisions.

         (a)      PROSECUTION OF APPLICATIONS, AND MAINTENANCE ADMINISTRATION

                  (1) LGLS shall be administratively responsible for prosecution and maintenance of all patents and patent applications included in the LGLS Patent Rights throughout the world. For purposes of this Article, the term "prosecution" includes, without limitation, the preparation and filing of patent applications and documents and instruments related thereto; and the term "maintenance", includes, without limitation, the making of maintenance payments.

                  (2) Regarding the prosecution and maintenance of the LGLS Patent Rights in nations within the Anadys Territory, including, without limitation, the filing of patent applications and other filings and submissions, conferences and appeals,




                                             ***CONFIDENTIAL TREATMENT REQUESTED
                  interference proceedings and oppositions to, with or in the respective patent offices in such nations, [...***...]will[...***...]with[...***...]and[...***...]in
                  [...***...], will [...***...]the [...***...]to [...***...]in
                  [...***...]any[...***...], and will[...***...]of[...***...]
                  from[...***...]. Any such [...***...]on which [...***...]and
                  [...***...], [...***...]. [...***...] the [...***...]to
                  [...***...]any such [...***...]on which the [...***...].
                  [...***...], [...***...] associated with such [...***...]
                  and/or [...***...], and provided that the [...***...], are not [...***...], or b) [...***...].[...***...]
                  (3) The parties acknowledge that during the term of the Option Agreement and the License Agreement one or more employees, agents or contractors of one party either jointly or not jointly with one or more employees, agents or contractors of the other party may conceive and/or reduce to practice one or more inventions that are necessary or useful for the manufacture, use, sale or import of any Compound or Product. Anadys and LGLS agree to negotiate in good faith and set forth in the terms of the License
Agreement: a) a definition of such joint inventions and such other inventions,
b) the parties respective rights with respect to such joint inventions and such other inventions, and c) the administrative procedures for handling the filing, prosecution, maintenance, enforcement and defense of patent applications and patents claiming such joint inventions and such other inventions; provided, that, among other things, such terms shall (A) [...***...]or such [...***...]that [...***...]in order to [...***...]of the [...***...](B)
[...***...]to [...***...]its[...***...]to[...***...], [...***...].

         (b)      PROSECUTION AND MAINTENANCE EXPENSES

                  (1) [...***...] to prosecution and maintenance of patents and patent applications comprising the LGLS Patent Rights and patents and patent applications claiming any joint inventions or such other inventions referred to in Section 1.9(a)(3) in nations [...***...].

                  (2) [...***...] relating to prosecution and maintenance of patents and patent applications comprising the LGLS Patent Rights and patents and patent applications claiming any joint inventions or such other inventions referred to in Section 1.9(a)(3) in nations [...***...].

         (c)      ENFORCEMENT

                  (1) Each party will be responsible for promptly notifying the other party of any information that comes to its attention relating to infringing or possibly infringing activities by third parties with respect to the LGLS Patent Rights or Joint Patent Rights upon learning of such information, without regard to whether the nation in which such activities have occurred is in that party's territory or not.

                  (2)      In nations within the Anadys Territory, [...***...].

                  (3) The party in whose territory the infringing activities are or allegedly are occurring shall have primary responsibility for bringing an action for infringement of the LGLS Patent Rights or Joint Patent Rights (and any related interference proceeding or opposition




                                             ***CONFIDENTIAL TREATMENT REQUESTED
proceeding with respect to the LGLS Patent Rights or Joint Patent Rights), but shall not be obligated to do so. If the party with such primary responsibility is Anadys, LGLS may join the action. If one party elects to take action against such infringement or alleged infringement or if the parties agree to take such action together, each party will provide all reasonable assistance to the enforcing party in connection with any such action, including being named as a party to such action or furnishing of a power of attorney to the enforcing party, if necessary to bring such action.

                  (4)      In nations within the Anadys Territory,

                           (a)      if Anadys brings any such action, it shall
bear its own expenses, except that if LGLS joins in such action in accordance with Section 1.9(c)(3), then [...***...]will[...***...]the[...***...]and any
[...***...]as a [...***...]of such [...***...]as [...***...]of a [...***...],
[...***...], [...***...].

                           (b)      if Anadys does not bring the action, then

                                    (i)      LGLS may bring the action, and
Anadys must cooperate and join if its standing is required in order for the action to proceed;

                                    (ii)     LGLS shall bear the expense of such
action and shall be entitled to the full amount of any recovery. If after receipt of any recovery, [...***...], and the result of the action is a declaration of validity or other confirmation of the scope of the patent asserted by LGLS, then [...***...].

                  (5) Neither party shall have the right to settle any infringement action with respect to the LGLS Patent Rights or Joint Patent Rights in the Anadys Territory in a manner that would diminish the rights or interests of the other party or obligate the other party to make any payment or take any action without the prior written consent of such other party

         (d)      DEFENSE

                  (1) Each party will be responsible for notifying the other party of any claim or threatened claim by a third party alleging infringement by the Product, or of any declaratory judgment action or opposition asserting the invalidity or unenforceability of a licensed LGLS Patent Right, or that a licensed LGLS Patent Right is subject to an interference, inter partes reexamination or an opposition proceeding instituted by a third party without regard to whether the nation in which such activities have occurred is in that party's territory or not.

                  (2) In nations within the Anadys Territory, the parties shall consult upon a course of action in defending against such claim or threatened claim, action or proceeding.

                  (3) In nations within the Anadys Territory, if named as a defendant in any action alleging any such claim, each party shall have the right to defend against such claim at its own expense, subject to any indemnity from the other party provided under the indemnity




                                             ***CONFIDENTIAL TREATMENT REQUESTED
provisions in the License Agreement. If the claim is brought within the Anadys Territory and LGLS is not named as a defendant, LGLS may join in the defense of such claim [...***...].

                  (4) In nations within the Anadys Territory, any awards resulting from counterclaims shall be [...***...].

                  (5) Neither party shall have the right to settle any action described in this subsection (d) in the Anadys Territory in a manner that would diminish the rights or interests of the other party or obligate the other party to make any payment or take any action without the prior written consent of such other party.




                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT B

                                  PATENT RIGHTS

                                      Appl. No.        Appl. date      Grant No.       Grant date      Status
-------------------------------------------------------------------------------------------------------------
[...***...]          [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]     [...***...]      [...***...]    Enter
                                                                                                      designated
                                                                                                      state
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]                      [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]

Title                  country        Appl. No.        Appl. date     Grant No.        Grant date     Status
-------------------------------------------------------------------------------------------------------------
[...***...]          [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]
                     [...***...]    [...***...]       [...***...]




                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 1.11

                    LGLS TERRITORY CONSISTS OF THE FOLLOWING:

Korea
--------------------------------------------------------------------------------
China
--------------------------------------------------------------------------------
Taiwan
--------------------------------------------------------------------------------
Hong Kong
--------------------------------------------------------------------------------
Macao
--------------------------------------------------------------------------------
Bangladesh
--------------------------------------------------------------------------------
Bhutan
--------------------------------------------------------------------------------
Nepal
--------------------------------------------------------------------------------
India
--------------------------------------------------------------------------------
Sri Lanka
--------------------------------------------------------------------------------
Pakistan
--------------------------------------------------------------------------------
Thailand
--------------------------------------------------------------------------------
Laos
--------------------------------------------------------------------------------
Myanmar
--------------------------------------------------------------------------------
Philippines
--------------------------------------------------------------------------------
Vietnam
--------------------------------------------------------------------------------
Indonesia
--------------------------------------------------------------------------------
Singapore
--------------------------------------------------------------------------------
Malaysia
--------------------------------------------------------------------------------
Brunei
--------------------------------------------------------------------------------
Cambodia
--------------------------------------------------------------------------------